CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS (Schedule of Significant Inputs for the Valuation Model used to Estimate Fair Value of Investments - AioTV Inc.) (Details) - Aio TV Inc [Member] - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Investment Holdings [Line Items]
Total fair value of invested Capital as at valuation date	$ 5,200	$ 11,954
Risk free rate of interest (as a percent)	1.60%	1.70%
Dividend yield (as a percent)	0.00%	0.00%
Expiration date	Nov. 14, 2017	Nov. 14, 2017
Volatility (as a percent)	50.80%	55.50%
Discount rate (as a percent)	35.00%	32.00%